UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 09, 2025

GLOBAL SELF STORAGE, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-12681	13-3926714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3814 Route 44
Millbrook, New York		12545
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 785-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SELF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Stockholders Meeting, stockholders holding 7,431,784 shares of common stock, par value $0.01 (the “Common Stock”) (being the only class of shares entitled to vote at the meeting), or 65.6%, of the Company’s 11,333,498 outstanding shares of Common Stock as of the record date for the meeting, attended the meeting or were represented by proxy. The Company’s stockholders voted on three matters presented at the meeting, each of which is discussed in more detail in the Company’s Proxy Statement. All of the nominees in Proposal 1 and Proposals 2 through 3 received the requisite number of votes to pass. The matters submitted for a vote and the related results of the stockholders’ votes were as follows:

Proposal 1: Election of Directors

Election of George B. Langa as a director to serve until the 2026 Annual Stockholder Meeting and until his successor is duly elected and qualifies.

For	Withheld	Broker Non-Vote
2,865,941	1,148,084	3,417,759

Election of Thomas B. Winmill, Esq. as a director to serve until the 2026 Annual Stockholder Meeting and until his successor is duly elected and qualifies.

For	Withheld	Broker Non-Vote
3,277,268	736,757	3,417,759

Election of Mark C. Winmill as a director to serve until the 2026 Annual Stockholder Meeting and until his successor is duly elected and qualifies.

For	Withheld	Broker Non-Vote
3,408,200	605,825	3,417,759

Election of Russell E. Burke III as a director to serve until the 2026 Annual Stockholder Meeting and until his successor is duly elected and qualifies.

For	Withheld	Broker Non-Vote
3,032,341	981,684	3,417,759

Election of William C. Zachary as a director to serve until the 2026 Annual Stockholder Meeting and until his successor is duly elected and qualifies.

For	Withheld	Broker Non-Vote
3,028,247	985,778	3,417,759

Election of Sally C. Carroll, Esq. as a director to serve until the 2026 Annual Stockholder Meeting and until her successor is duly elected and qualifies.

For	Withheld	Broker Non-Vote
3,030,674	983,351	3,417,759

Proposal 2: Ratification of Accounting Firm

Ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain	Broker Non-Vote
7,224,123	163,663	43,998	N/A

Proposal 3: Non-Binding Advisory Vote on Executive Compensation

Approval on an advisory basis, the Company's executive compensation.

For	Against	Abstain	Broker Non-Vote

3,212,459	720,320	81,246	3,417,759

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SELF STORAGE, INC.

Date:	June 9, 2025	By:	/s/ Mark C. Winmill
Name: Mark C. Winmill Title: President